UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

GREENHOUSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-156611	26-2903011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5171 Santa Fe Street, Suite I San Diego, California	92109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 273-2626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 3, 2011, GreenHouse Holdings, Inc. (the “Registrant”) issued a Press Release providing certain financial information and results of operation for the year ended December 31, 2010. The financial information has not been reviewed or audited by the Registrant's independent auditors. The Press Release is attached as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference

The information provided pursuant to this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 2.02 shall instead be deemed "furnished."

Item 7.01	Regulation FD Disclosure.

On March 3, 2011, GreenHouse Holdings, Inc. (the “Registrant”) issued a Press Release providing certain financial information and results of operation for the year ended December 31, 2010. The financial information has not been reviewed or audited by the Registrant's independent auditors. The Press Release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated March 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2011	GREENHOUSE HOLDINGS, INC.

	By:	/s/ John Galt
Name: John Galt
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated March 3, 2011.